                                                                    EXHIBIT 12.1
                                                                TO ANNUAL REPORT
                                                                    ON FORM 20-F

                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

     I, Wu Junguang, co-principal executive officer of Guangshen Railway Company Limited ("Guangshen"), certify that:

     1. I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of Guangshen's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect Guangshen's ability to record, process, summarize and report financial data and have identified for Guangshen's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal controls; and

     6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: June 24, 2003                     By:      /s/  Wu Junguang
                                           ----------------------------------
                                           Wu Junguang
                                           Chairman of the Board of Directors

                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

     I, Feng Qifu, co-principal executive officer of Guangshen Railway Company Limited ("Guangshen"), certify that:

     1. I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of Guangshen's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect Guangshen's ability to record, process, summarize and report financial data and have identified for Guangshen's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal controls; and

     6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: June 24, 2003                      By:      /s/  Feng Qifu
                                             ----------------------------------
                                             Feng Qifu
                                             General Manager

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Yao Xiaocong, principal financial officer of Guangshen Railway Company Limited ("Guangshen"), certify that:

     1. I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of Guangshen's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect Guangshen's ability to record, process, summarize and report financial data and have identified for Guangshen's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal controls; and

     6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: June 24, 2003                   By:      /s/  Yao Xiaocong
                                         -------------------------------
                                         Yao Xiaocong
                                         Chief Accountant